Exhibit 99.1

Office of the United States Trustee

In re:	DEBTOR IN POSSESSION INTERIM STATEMENT
The Kushner-Locke Company			Page 1 of 3
	Statement Number:	51

Chapter 11	For the Period FROM:	1/1/2006
Case No. LA 01-44828-SB (Administratively Consolidated with	TO:	1/31/2006
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

CASH ACTIVITY ANALYSIS (Cash Basis Only)	Collateral	Concentration	City National
	Account	Account	Collection Account

Balance before Statement #1	$268,333.21	$65,956.21

A. Total Receipts per all Prior Interim Statements	$8,158,093.12	$6,816,979.89	$428,891.52

B. Less: Total Disbursements per all Prior Statements	$7,014,903.55	$6,781,167.98	$424.00

C. Beginning Balance	$1,411,522.78	$101,768.12	$428,467.52

D. Receipts during Current Period
Description
1/4/2006 Wire Transfer		$50,000.00
1/9/2006 USI Insurance	$149.00
1/9/2006 Lifetime	$111,666.67
1/10/2006 IMC Vision			$8,390.00
1/12/2006 Teleprog			$18,073.00
1/19/2006 Wire Transfer		$35,000.00
1/23/2006 Court TV	$92,500.00
1/26/2006 Herel	$15,000.00
1/31/2006 interest	$5,365.32

TOTAL RECEIPTS THIS PERIOD	$224,680.99	$85,000.00	$26,463.00	—

E. Balance Available (C plus D)	$1,636,203.77	$186,768.12	$454,930.52	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 51					Page 2 of 3

F. Less: Disbursements during Current Period:
Date	Check No.	Payee/Purpose

1/3/2006	1002	Vision Films			$4,753.14
1/3/2006	38395	Digital Post Services		$403.39
1/3/2006	38396	Health Net		$4,187.18
1/3/2006	38397	SBC		$82.68
1/3/2006	38398	SBC		$333.94
1/3/2006	38399	Accurate Express		$66.40
1/3/2006	38401	Manny Barrios		$157.10
1/4/2006		Wire Transfer	$50,000.00
1/5/2006	38402	Accurate Express		$18.00
1/5/2006	38403	New Wave Entertainment		$82.50
1/5/2006	38404	Qwest Communications		$54.29
1/5/2006	38405	Houlihan Lokey Howard & Zukin		$50,000.00
1/5/2006	38406	KEVIN MARINO		$155.38
1/5/2006	38407	KEREN AMINIA		$76.55
1/17/2006		ADP Taxes		$9,842.74
1/17/2006	8261	Payroll		$1,319.76
1/17/2006	8262	Payroll		$8,158.47
1/17/2006	8263	Payroll		$1,544.03
1/17/2006	8264	Payroll		$2,744.04
1/18/2006		Service Charge		$180.38
1/19/2006		Wire Transfer	$35,000.00
1/20/2006		ADP Fees		$197.00
1/20/2006	38408	KEREN AMINIA		$619.54
1/20/2006	38409	Digital Post Services		$376.33
1/20/2006	38411	Manny Barrios		$242.00
1/20/2006	38412	Blue Shield of California		$373.00
1/20/2006	38413	Still Photo Lab, Inc		$165.60
1/20/2006	38414	Recall		$1,079.66
1/20/2006	38415	USI of Southern California		$3,320.00
1/27/2006		ADP Fees		$106.17
1/27/2006	38416	Bonded Services, Inc		$6,582.81
1/27/2006	38417	Health Net		$4,187.18
1/27/2006	38418	Federal Express		$92.53
1/27/2006	38419	New Beginnings Enterprises		$3,972.10
1/27/2006	38420	Accurate Express		$70.50
1/27/2006	38389	ATI Solutions, Inc. VOIDED — Lost in Mail		$(1,810.64)
1/27/2006	38421	ATI Solutions, Inc. Reissue		$1,810.64
1/27/2006	38422	SBC		$82.62
1/27/2006	38423	SBC		$323.57
1/31/2006		Control Agreement Fee			$50.00
1/31/2006	8265	Payroll		$1,319.75
1/31/2006	8266	Payroll		$9,828.36
1/31/2006	8267	Payroll		$1,544.02
1/31/2006	8268	Payroll		$2,744.02
1/31/2006		ADP Taxes		$11,484.29

TOTAL DISBURSEMENTS THIS PERIOD:			$85,000.00	$128,117.88	$4,803.14	—

G. Ending Balance (E less F)			$1,551,203.77	$58,650.24	$450,127.38	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 51                                         Page 3 of 3

H. (1) Collateral Account:
a) Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
b) Account Number:	323221556
(2) Concentration Account:
a) Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
b) Account Number:	1891935460

I: Other monies on hand:

The Kushner Locke Company PWI account		$731.10
Bank of Scotland — Pinocchio	936582	$446,917.93	Pound Sterling	Time Deposit
Bank of Scotland — Basil	936582	$221,356.52	Pound Sterling	Time Deposit (KL' s interest is 50%)
Allied Pinocchio	10747301	$—	Pound Sterling
Edge Entertainment	1891152710	$172.89

I: Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture	178-71491-7	$16,890.04
BLT Venture	16-524173-1101	$330.45
KL MDP Sensation	60-066-930	$—
KL\7 Venture	1890-69-6360	$20,896.93
Denial Venture	1890-69-6501	$76,514.24
Cracker LLC	1891-04-1665	$732.79
Swing	323-518095	$6,957.50
I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ ALICE P. NEUHAUSER

Debtor in Possession